                                                                      EXHIBIT 15


          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

  IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                         /s/ Michael A. Carpenter
                                         Chairman, President and
                                         Chief Executive Officer
                                         The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/ Jay S. Benet
                                        Director
                                        The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/George C. Kokulis
                                        Director
                                        The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary, of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/Robert I. Lipp
                                        Director
                                        The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, IAN R. STUART of East Hampton, Connecticut, director, Senior Vice President, Chief Financial Officer and Chief Accounting Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/Ian R. Stuart
                                        Director, Senior Vice President, Chief
                                        Financial Officer and Chief
                                        Accounting Officer
                                        The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/Katherine M. Sullivan
                                        Director, Senior Vice President and
                                        General Counsel
                                        The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account PF II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of July, 1997.


                                        /s/Marc P. Weill
                                        Director
                                        The Travelers Life and Annuity Company